Exhibit 10.1.1
EXECUTION VERSION
SERIES 2019-2
SUPPLEMENT
TRINITY RAIL LEASING 2019 LLC,
as Issuer,
and
U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee
dated as of October 17, 2019
______________________________
SERIES 2019-2 NOTES
______________________________

TABLE OF CONTENTS
Page

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SERIES 2019-2 SUPPLEMENT, dated as of October 17, 2019 (this “Series 2019-2 Supplement”), issued pursuant to, and incorporating the terms of, the Master Indenture, dated as of April 10, 2019 (as amended, modified or supplemented from time to time, the “Master Indenture”, and, together with this Series 2019-2 Supplement, the “Series 2019-2 Indenture”) between TRINITY RAIL LEASING 2019 LLC, a Delaware limited liability company (the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee (the “Indenture Trustee”).
WITNESSETH THAT:
WHEREAS, the Issuer and the Indenture Trustee wish to set forth the Principal Terms of a Series of Equipment Notes with two Classes within such Series to be issued pursuant to this Series 2019-2 Supplement;
NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
ARTICLE I

DEFINITIONS
Section 1.01.     Definitions. (a) Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Master Indenture. Whenever used in this Series 2019-2 Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.
“144A Book-Entry Notes” means Series 2019-2 Notes substantially in the form attached as Exhibit A or Exhibit B hereto, with the applicable legend for 144A Book-Entry Notes required by Section 2.02 of the Master Indenture inscribed on the face thereof.
“Average Life Date” is defined in Section 2.06(b) hereof.
“Class A-1 Interest Rate” means two and three hundred nine thousandths percent (2.390%) per annum.
“Class A-1 Note” means an Equipment Note substantially in the form of Exhibit A hereto.
“Class A-1 Optional Redemption” is defined in Section 2.06(a) hereof.
“Class A-1 Optional Redemption Date” is defined in Section 2.06(a) hereof.
“Class A-1 Optional Redemption Premium” is defined in Section 2.06(a) hereof.
“Class A-1 Stated Interest Amount” means, for any Payment Date, an amount equal to the “Stated Interest Amount” (as defined in the Master Indenture) calculated with respect to the

Class A‑1 Notes. The Class A-1 Stated Interest Amount constitutes the Stated Interest Amount for the Class A-1 Notes.
“Class A-2 Interest Rate” means three and one hundredths percent (3.100%) per annum.
“Class A-2 Note” means an Equipment Note substantially in the form of Exhibit B hereto.
“Class A-2 Optional Redemption” is defined in Section 2.06(b) hereof.
“Class A-2 Optional Redemption Date” is defined in Section 2.06(b) hereof.
“Class A-2 Redemption Premium” is defined in Section 2.06(b) hereof.
“Class A-2 Stated Interest Amount” means, for any Payment Date, an amount equal to the “Stated Interest Amount” (as defined in the Master Indenture) calculated with respect to the Class A‑2 Notes. The Class A-2 Stated Interest Amount constitutes the Stated Interest Amount for the Class A-2 Notes.
“Closing Date” for the Series 2019-2 Notes means October 17, 2019.
“Control Party” for the Series 2019-2 Notes means the Majority Holders.
“H.15(519)” is defined in Section 2.06(a) hereof.
“Initial Purchasers” means each “Initial Purchaser” within the meaning of and as defined in the Note Purchase Agreement.
“Majority Holders” means with respect to the Series 2019-2 Notes, as of any date of determination, Holders of Series 2019-2 Notes that, individually or in the aggregate, evidence more than fifty percent (50%) of the then aggregate Outstanding Principal Balance of the Series 2019-2 Notes.
“Marginal Interest” is defined in Section 2.04(b) hereof.
“Note Purchase Agreement” means, with respect to the Series 2019-2 Notes, the Note Purchase Agreement, dated October 8, 2019, among the Issuer, TILC and the Initial Purchasers signatory thereto.
“Offering Circular” means the Issuer’s final offering circular dated October 8, 2019, relating to the offering of the Series 2019-2 Notes.
“Optional Redemption” means a voluntary prepayment by the Issuer of all of the Outstanding Principal Balance of the Series 2019-2 Notes (or a Class thereof) in accordance with the terms of this Series 2019-2 Supplement.
“Rapid Amortization Additional Interest Rate” means four percent (4%) per annum.

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“Rapid Amortization Date” means the date, if any, on which the Rapid Amortization Event occurs with respect to the Series 2019-2 Notes.
“Rapid Amortization Event” means, with respect to the Series 2019-2 Notes, that the aggregate Outstanding Principal Balance of the Series 2019-2 Notes (after all payments on the Series 2019-2 Notes on the applicable Payment Date) exceeds zero on the Payment Date falling in October 2026.
“Rating Agency” means, in connection with the Series 2019-2 Notes, S&P and KBRA.
“Redemption Premium” means the Class A-1 Redemption Premium or the Class A-2 Redemption Premium, as applicable, which amount shall be the Redemption Premiums for each respective Class of Series 2019-2 Notes.
“Regulation S Temporary Book-Entry Notes” means Series 2019-2 Notes in the form attached as Exhibit A or Exhibit B, with the applicable legend for Regulation S Temporary Book-Entry Notes required by Section 2.02 of the Master Indenture inscribed on the face thereof.
“Remaining Weighted Average Life” is defined in Section 2.06(b) hereof.
“Scheduled Targeted Principal Balance” means (a) with respect to the Class A-1 Notes and each Payment Date, the amount set forth opposite such Payment Date on Appendix B-1 to the Offering Circular under the column titled “Principal Balance ($)”; and (b) with respect to the Class A-2 Notes and each Payment Date, the amount set forth opposite such Payment Date on Appendix B-2 to the Offering Circular under the column titled “Principal Balance ($)”; provided that the Scheduled Targeted Principal Balance for each Class of the Series 2019-2 Notes is subject to adjustment from time to time pursuant to Section 3.14 of the Master Indenture.
“Series Account” means, with respect to the Series 2019-2 Notes, the 2019-2 Series Account.
“Series 2019-2 Final Maturity Date” means the Payment Date occurring in October 2049, which shall constitute the Final Maturity Date with respect to the Series 2019-2 Notes.
“Series 2019-2 Issuance Expenses” means the Issuance Expenses relating to the issuance of the Series 2019-2 Notes.
“Series 2019-2 Notes” means Equipment Notes, designated as the Class A-1 Notes and the Class A-2 Notes, to be issued on the Closing Date and having the terms and conditions specified in this Series 2019-2 Supplement, substantially in the respective form of Exhibit A or Exhibit B hereto, and including any and all replacements, extensions, substitutions or renewals of such Equipment Notes.
“Series 2019-2 Noteholders” means the Holders of the Series 2019-2 Notes, or any Class of such Equipment Notes, as the context may require.

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“Series 2019-2 Optional Redemption Date” is defined in Section 2.06(c) hereof.
“Stated Interest Amount” means, with respect to the Series 2019-2 Notes and any Payment Date, an amount equal to the Class A-1 Stated Interest Amount and the Class A-2 Stated Interest Amount.
“Stated Rate” means, (i) with respect to the Class A-1 Notes, the Class A-1 Note Interest Rate and (ii) with respect to the Class A-2 Notes, the Class A-2 Note Interest Rate.
“2019-2 Series Account” means the Series Account for the Series 2019-2 Notes, established in accordance with Section 3.01 hereof and Sections 3.01 and 3.07 of the Master Indenture. The account number of the 2019-2 Series Account is 228940000.
“Treasury Rate” is defined in Section 2.06(b) hereof.
“Unrestricted Book-Entry Notes” means Series 2019-2 Notes substantially in the form of Exhibit A or Exhibit B, with the applicable legend required by Section 2.02 of the Master Indenture for Unrestricted Book-Entry Notes inscribed on the face thereof.
ARTICLE II
THE SERIES 2019-2 NOTES
Section 2.01.     Designation of Series; Series 2019-2 Notes.
(a)    There is hereby created a Series of Equipment Notes under the Series 2019-2 Indenture to be known as the “Series 2019-2 Notes” or the “Secured Railcar Equipment Notes, Series 2019-2”.
(b)    There is hereby created within the Series 2019-2 Notes two separate Classes, designated as the “Class A-1 Notes” and the “Class A-2 Notes”. The Class A-1 Notes will be issued in the initial principal balance of one hundred six million nine hundred thousand and 00/100 dollars ($106,900,000.00) and the Class A-2 Notes will be issued in the initial principal balance of two hundred seventy-nine million six hundred thousand and 00/100 dollars ($279,600,000.00). The Series 2019-2 Notes will be paid in accordance with the Flow of Funds. The Series Issuance Date of the Series 2019-2 Notes is the Closing Date. The Class A-1 Notes are classified as “Additional Notes,” “Class A Equipment Notes” and “Fixed Rate Equipment Notes,” as each such term is used in the Master Indenture. The Class A-2 Notes are classified as “Additional Notes,” “Class A Equipment Notes” and “Fixed Rate Equipment Notes,” as each such term is used in the Master Indenture. The Series 2019-2 Notes will be rated on the Closing Date by S&P and KBRA.
(c)    The first Payment Date with respect to the Series 2019-2 Notes shall be the Payment Date in November 2019.
(d)    Payments of principal on the Series 2019-2 Notes shall be payable from funds on deposit in the 2019-2 Series Account or otherwise at the times and in the amounts set

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forth in Article III of the Master Indenture and Sections 2.05, 2.06 and 3.02 of this Series 2019-2 Supplement.
(e)    The Issuer shall pay Series 2019-2 Issuance Expenses out of the proceeds of the Series 2019-2 Notes on the Closing Date and/or from Capital Contributions made to the Issuer on or prior to the Closing Date.
Section 2.02.     Grant of Security Interest in 2019-2 Series Account. The Issuer hereby pledges, transfers, assigns, and otherwise conveys to the Indenture Trustee for the benefit and security of the Series 2019-2 Noteholders, and grants to the Indenture Trustee for the benefit and security of the Series 2019-2 Noteholders a security interest in and Encumbrance on, all of the Issuer’s right, title and interest, whether now existing or hereafter created or acquired and wherever located, in, to and under the assets and property described below: (a) the 2019-2 Series Account, and all funds from time to time on deposit therein; and (b) all Proceeds, accessions, profits, products, income benefits, substitutions and replacements, whether voluntary or involuntary, of and to any of the property of the Issuer described in the preceding clause (a).
Section 2.03.     Authentication and Delivery.
(a)    On the Closing Date, the Issuer shall sign, and shall direct the Indenture Trustee in writing pursuant to Section 2.01(b) of the Master Indenture to duly authenticate, and the Indenture Trustee, upon receiving such direction, (i) shall authenticate, subject to compliance with the conditions precedent set forth in Section 4.01 hereof, the Series 2019-2 Notes in accordance with such written directions, and (ii) subject to compliance with the conditions precedent set forth in Section 4.01 hereof, shall deliver such Series 2019-2 Notes to the Initial Purchasers in accordance with such written directions.
(b)    The Series 2019-2 Notes are not being registered with the U.S. Securities and Exchange Commission and, after their sale to the Initial Purchasers in accordance with the Series 2019-2 Note Purchase Agreement, may not be sold, transferred or otherwise disposed of except in compliance with the provisions of the Master Indenture, including:
(i)    to Persons that the transferring Person reasonably believes are Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A; or
(ii)    in offshore transactions in reliance on Regulation S.
(c)    In accordance with Section 2.01(c) of the Master Indenture, each Class of the Series 2019-2 Notes resold in reliance on Rule 144A shall be represented by a 144A Book-Entry Note. Any Class of Series 2019-2 Notes sold in reliance on Regulation S shall initially be represented by a Regulation S Temporary Book-Entry Note and shall be exchangeable for interests in the related Unrestricted Book-Entry Note.
(d)    The Series 2019-2 Notes shall be executed by manual or facsimile signature on behalf of the Issuer by a Responsible Officer and shall be substantially in the form

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of Exhibit A or Exhibit B, as applicable, with the appropriate legend required by Section 2.02 of the Master Indenture inscribed on the face thereof.
Section 2.04.     Interest Payments on the Series 2019-2 Notes.
(a)    Interest on Series 2019-2 Notes. Interest on the Outstanding Principal Balance of the Class A-1 Notes shall (i) accrue during each Interest Accrual Period at the Class A-1 Interest Rate, (ii) be calculated on the basis of a 360-day year consisting of twelve 30-day months, and (iii) be due and payable in arrears on each Payment Date. Interest on the Outstanding Principal Balance of the Class A-2 Notes shall (i) accrue during each Interest Accrual Period at the Class A-2 Interest Rate, (ii) be calculated on the basis of a 360-day year consisting of twelve 30-day months, and (iii) be due and payable in arrears on each Payment Date. Notwithstanding anything to the contrary in the Master Indenture or this Series 2019-2 Supplement, the initial Interest Accrual Period for the Series 2019-2 Notes shall begin on the Closing Date and end on (but exclude) November 18, 2019.
(b)    Additional Interest. If any interest payment on any Class of the Series 2019-2 Notes is not timely paid in full when due, such overdue interest will bear interest at the Class A-1 Interest Rate or the Class A-2 Interest Rate, as applicable, payable as Additional Interest to the extent permitted by applicable law at the times and subject to the priorities set forth in the Flow of Funds. If a Rapid Amortization Event occurs with respect to the Series 2019-2 Notes, the Issuer will also be required to pay the Holders of each Class of the Series 2019-2 Notes, as part of, Additional Interest, interest on each Payment Date occurring on and after the Rapid Amortization Date in an amount equal to the Rapid Amortization Additional Interest Rate multiplied by the Outstanding Principal Balance of such Class of the Series 2019-2 Notes (after giving effect to all payments on the Series 2019-2 Notes made on such day)(such interest, the “Marginal Interest”) to the extent permitted by applicable law at the times and subject to the priorities set forth in the Flow of Funds. Such Marginal Interest due (if any) shall be (i) calculated on the basis of a 360-day year consisting of twelve 30-day months and (ii) due and payable in arrears on each Payment Date on or after the Rapid Amortization Date.
Section 2.05.     Principal Payments on the Series 2019-2 Notes. The Scheduled Principal Payment Amount calculated for the Series 2019-2 Notes for each Payment Date shall be payable to the Series 2019-2 Noteholders on each Payment Date from amounts deposited in the 2019-2 Series Account on such Payment Date as provided in (and subject to the provisions of) the Flow of Funds under the Master Indenture and Section 3.02 hereof. At any time that an Early Amortization Event or an Event of Default is then continuing, or if a Rapid Amortization Event with respect to the Series 2019-2 Notes has occurred, then, in addition to the foregoing, the Outstanding Principal Balance of the Series 2019-2 Notes shall be payable on each Payment Date to the extent that amounts are available for such purpose in accordance with the Flow of Funds and Section 3.02 hereof.
Section 2.06.     Prepayment of Principal on the Series 2019-2 Notes. (a) No Class A-1 Optional Redemption may occur prior to the first anniversary of the Closing Date. Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any Payment Date occurring on or after the first

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anniversary of the Closing Date (each such Payment Date, a “Class A-1 Optional Redemption Date”), all or a portion of the Outstanding Principal Balance of the Class A-1 Notes (such redemption, a “Class A-1 Optional Redemption”), for a Redemption Price equal to the sum of (i) the amount of the Outstanding Principal Balance of the Class A-1 Notes being redeemed on such Class A-1 Optional Redemption Date, plus (ii) accrued and unpaid interest (including Additional Interest, if any) thereon to the Class A-1 Optional Redemption Date, plus (iii) if occurring on or prior to the first Payment Date occurring on or immediately following the second anniversary of the Closing Date, a redemption premium (the “Class A-1 Redemption Premium”) calculated as follows:
The Class A-1 Redemption Premium will be an amount equal to the product of (x) a fraction (expressed as a percentage), the numerator of which is the amount of the Outstanding Principal Balance of the Class A-1 Notes being redeemed and the denominator of which is the Outstanding Principal Balance of all Class A-1 Notes immediately prior to such redemption and (y) the excess, if any, of (i) the sum of the present values of all the scheduled payments of principal and interest based upon Scheduled Targeted Principal Balances of the Class A-1 Notes from the Class A-1 Optional Redemption Date to and including the first Payment Date occurring on or immediately following the second anniversary of the Closing Date (assuming full prepayment on such date) discounted monthly to the Class A-1 Optional Redemption Date at a rate equal to the Treasury Rate plus three-quarters of one percent (0.75%), based on a 360-day year of twelve 30-day months, over (ii) the Outstanding Principal Balance of the Class A-1 Notes, plus any accrued but unpaid interest thereon.
(b)    No Class A-2 Optional Redemption may occur prior to the first anniversary of the Closing Date. Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any Payment Date occurring on or after the first anniversary of the Closing Date (each such Payment Date, a “Class A-2 Optional Redemption Date”) all or a portion of the Outstanding Principal Balance of the Class A-2 Notes (any such redemption, a “Class A-2 Optional Redemption”), for a Redemption Price equal to the sum of (i) the amount of the Outstanding Principal Balance of the Class A-2 Notes being redeemed on such Class A-2 Optional Redemption Date, plus (ii) accrued and unpaid interest (including Additional Interest, if any) thereon to the Class A-2 Optional Redemption Date, plus (iii) if occurring on or prior to the Payment Date in April 2023, a redemption premium (the “Class A-2 Redemption Premium”) calculated as follows:
The Class A-2 Redemption Premium will be an amount equal to the product of (x) a fraction (expressed as a percentage), the numerator of which is the amount of the Outstanding Principal Balance of the Class A-2 Notes being redeemed and the denominator of which is the Outstanding Principal Balance of all Class A-2 Notes immediately prior to such redemption and (y) the excess, if any, of (i) the sum of the present values of all the scheduled payments of principal and interest based upon Scheduled Targeted Principal Balances of the Class A-2 Notes from the Class A-2 Optional Redemption Date to and including the Payment Date in April

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2023 (assuming full prepayment on such date), discounted monthly to the Class A-2 Optional Redemption Date at a rate equal to the Treasury Rate plus three-quarters of one percent (0.75%), based on a 360-day year of twelve 30-day months; over (ii) the aggregate Outstanding Principal Balance of the Class A-2 Notes plus any accrued but unpaid interest thereon.
For purposes of calculating the Class A-1 Redemption Premium and the Class A-2 Redemption Premium, the term “Treasury Rate” means, with respect to each Class A-1 Note or Class A-2 Note, as applicable, a per annum rate (expressed as a monthly equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield), determined to be the per annum rate equal to the monthly yield to maturity for United States Treasury securities maturing on the Average Life Date of such Class A-1 Note or Class A-2 Note, as applicable, as determined by interpolation between the most recent weekly average yields to maturity for two series of United States Treasury securities, (i) one maturing as close as possible to, but earlier than, the Average Life Date of such Class A-1 Note or Class A-2 Note, as applicable, and (ii) the other maturing as close as possible to, but later than, the Average Life Date of such Class A-1 Note or Class A-2 Note, as applicable, in each case, as published in the most recent H.15(519) (or, if a weekly average yield to maturity of United States Treasury securities maturing on the Average Life Date of such Note is reported in the most recent H.15(519), as published in H.15(519)). “H.15(519)” means “Statistical Release H.15(519), Selected Interest Rates,” or any successor publication published by the Board of Governors of the Federal Reserve System. The most recent H.15(519) means the latest H.15(519) which is published prior to the close of business on the third (3rd) Business Day preceding the scheduled prepayment date.
The term “Average Life Date” of each Class A-1 Note or Class A-2 Note, as applicable, means the date which follows the prepayment date by a period equal to the Remaining Weighted Average Life of such Class A-1 Note or Class A-2 Note, as applicable. The “Remaining Weighted Average Life” of a Class A-1 Note or Class A-2 Note, as applicable, at the prepayment or determination date of such Class A-1 Note or Class A-2 Note, as applicable, shall be the number of days equal to the quotient obtained by dividing (a) the sum of the products obtained by multiplying (i) the Scheduled Targeted Principal Balances for each remaining Payment Date (from the applicable Optional Redemption Date to the first Payment Date occurring on or immediately following the second anniversary of the Closing Date, in the case of the Class A-1 Notes, and the Payment Date occurring in April 2023, in the case of the Class A-2 Notes, in each case assuming full prepayment on such Payment Date, as applicable) by (ii) the number of days from and including the prepayment or determination date to but excluding the scheduled payment date of such principal payment, by (b) the Outstanding Principal Balance of the Class A-1 Notes or the Class A-2 Notes, as applicable, on such date of prepayment or determination. The Issuer will calculate (or cause to be calculated) the applicable Redemption Price and Redemption Premium (if any) and deliver such information in writing to the Indenture Trustee at the time that it gives notice of an Optional Redemption pursuant to Sections 3.12 and 3.13 of the Master Indenture.

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(c)    Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any Payment Date occurring on or after the first Payment Date following the Payment Date occurring in April 2023 (each such Payment Date, a “Series 2019-2 Optional Redemption Date”) all of the Outstanding Principal Balance of the Series 2019-2 Notes, for the Redemption Price equal to the Outstanding Principal Balance of the Series 2019-2 Notes plus accrued and unpaid interest thereon (including Additional Interest, if any) to the Series 2019-2 Optional Redemption Date; provided, however, that such Redemption Price shall not include any Redemption Premium.
(d)    Any Optional Redemption may be funded with funds in the Collections Account, with the proceeds of Additional Notes or with any other funds of the Issuer.
(e)    Notwithstanding anything herein to the contrary, no Redemption Premium will be due as a result of (i) any Permitted Discretionary Sales, Redemption Dispositions and Scrap Value Dispositions, which, in the aggregate, are less than 15% of the Adjusted Value of the Portfolio Railcars as of the Closing Date or (ii) any Involuntary Railcar Dispositions or Purchase Option Dispositions or in respect of, or during, an Early Amortization Event or after the occurrence of an Event of Default.
Section 2.07.     Manner of Payment. Except as otherwise provided in Section 2.05 of the Master Indenture, all payments on the Series 2019-2 Notes payable on each Payment Date shall be paid to the Series 2019-2 Noteholders reflected in the Register as of the related Record Date by wire transfer of immediately available funds for receipt prior to 2:00 p.m. (New York City time) on such Payment Date. Any payments received by the Series 2019-2 Noteholders after 2:00 p.m. (New York City time) on any day shall be considered to have been received on the next succeeding Business Day.
Section 2.08.     Restrictions on Transfer. On the Closing Date, the Issuer shall sell the Series 2019-2 Notes to the Initial Purchasers pursuant to the Series 2019-2 Note Purchase Agreement and deliver such Series 2019-2 Notes in accordance herewith and therewith. Thereafter, no Series 2019-2 Note may be sold, transferred or otherwise disposed of except in compliance with the provisions of the Master Indenture. Except as provided in the Master Indenture, the Indenture Trustee shall have no obligations or duties with respect to determining whether any transfers of the Series 2019-2 Notes are made in accordance with the Securities Act or any other law; provided that with respect to Definitive Notes, the Indenture Trustee shall enforce such transfer restrictions in accordance with the terms set forth in the Series 2019-2 Indenture.
Section 2.09.     Final Maturity Date. The Outstanding Principal Balance of the Series 2019-2 Notes together with all accrued and unpaid interest (including all Additional Interest) thereon, and other amounts payable by the Issuer to the Series 2019-2 Noteholders pursuant to the terms of the Series 2019-2 Indenture, shall be due and payable in full on the earlier to occur of (i) the date on which the Series 2019-2 Notes have been accelerated in accordance with the provisions of Section 4.02 of the Master Indenture and (ii) the Series 2019-2 Final Maturity Date.

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ARTICLE III
2019-2 SERIES ACCOUNT
Section 3.01.     2019-2 Series Account. The Indenture Trustee shall establish on the Closing Date pursuant to Sections 3.01 and 3.07 of the Master Indenture and shall maintain, so long as any Series 2019-2 Note is Outstanding, an Indenture Account which shall be designated as the “2019-2 Series Account,” which account shall be held in the name of the Indenture Trustee for the benefit of the Series 2019-2 Noteholders, and which account constitutes a Series Account for the Series 2019-2 Notes for all purposes under the Master Indenture. All deposits of funds for the benefit of the Series 2019-2 Noteholders from the Collections Account and the Liquidity Reserve Account shall be accumulated in, and withdrawn from, the 2019-2 Series Account in accordance with the provisions of the Series 2019-2 Indenture. Notwithstanding anything to the contrary herein, amounts on deposit in the 2019-2 Series Account shall not be invested.
Section 3.02.     Distributions from 2019-2 Series Account. On each Payment Date (to the extent sufficient cleared and immediately available funds are available in the 2019-2 Series Account), the Indenture Trustee, as specified in the related Payment Date Schedule with respect to the Flow of Funds, shall distribute funds then on deposit in the 2019-2 Series Account to the Series 2019-2 Noteholders in accordance with Section 3.11 of the Master Indenture.
Section 3.03.     Liquidity Reserve Target Amount. On the Closing Date, the Liquidity Reserve Target Amount will be $0.
ARTICLE IV
CONDITIONS TO ISSUANCE
Section 4.01.     Conditions to Issuance. The Indenture Trustee shall not authenticate the Series 2019-2 Notes unless (a) all conditions to the issuance of the Series 2019-2 Notes under the Note Purchase Agreement shall have been satisfied, and (b) the Issuer shall have delivered a certificate to the Indenture Trustee to the effect that all conditions set forth in the Note Purchase Agreement shall have been satisfied.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
Section 5.01.     Master Indenture Representations and Warranties. To induce the Series 2019-2 Noteholders to purchase the Series 2019-2 Notes, the Issuer hereby makes to the Indenture Trustee for the benefit of the Series 2019-2 Noteholders, as of the Closing Date and as of the other dates specified for the applicable representations in the Master Indenture, all of the representations and warranties set forth in Section 5.01 of the Master Indenture.
ARTICLE VI
MISCELLANEOUS PROVISIONS

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Section 6.01.     Ratification of Master Indenture. As supplemented by this Series 2019-2 Supplement, the Master Indenture is in all respects ratified and confirmed and the Master Indenture as so supplemented by this Series 2019-2 Supplement shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Indenture, the terms and provisions of this Series 2019-2 Supplement shall govern.
Section 6.02.     Counterparts. This Series 2019-2 Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.
Section 6.03.     Governing Law. THIS SERIES 2019-2 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 6.04.     Notices to the Rating Agency. Whenever any notice or other communication is required to be given to the Rating Agencies in respect of the Series 2019-2 Notes pursuant to the Master Indenture, a Series Supplement or this Series 2019-2 Supplement, such notice or communication shall be delivered to S&P, at 55 Water Street, New York, NY 10041, Attention: S&P Surveillance (Facsimile: (212) 438-0122) and to KBRA, at 845 Third Avenue, 4th Floor, New York, NY 10022, Attention: ABS Surveillance.
Section 6.05.     Notices to Liquidity Facility Provider. Whenever any notice or other communication is required to be given to the Liquidity Facility Provider in respect of the Series 2019-2 Notes pursuant to the Master Indenture, a Series Supplement or this Series 2019-2 Supplement, such notice or communication shall be delivered to Landesbank Hessen-Thüringen Girozentrale, at Neue Mainzer Strasse 52-58, 60311 Frankfurt Am. Main, Germany, Attn: Fabian Huppertz, Land Transport ,Telephone: +49 69 91 32 76 02, with a copy to Landesbank Hessen-Thüringen Girozentrale, New York Branch, at 420 Fifth Avenue, New York, NY 10018, Attention: Michael Mahoney/Joseph P. Devoe, Telephone: 212-703-5327, Facsimile: 212-703-5256, Email: Joe.Devoe@helabany.com; Michael.Mahoney@helabany.com.
Section 6.06.     Amendments and Modifications. The terms of this Series 2019-2 Supplement may be waived, modified or amended only in a written instrument signed by each of the Issuer and the Indenture Trustee in accordance with Article IX of the Master Indenture. Amendments, waivers and modifications of this Series 2019-2 Supplement that constitute matters set forth in clauses (i) through (viii) of Section 9.02(a) of the Master Indenture, may be effected only with the prior written Direction of Holders of each Outstanding Series 2019-2 Note adversely affected thereby.
[Signature pages follow]

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IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Series 2019-2 Supplement to be duly executed and delivered all as of the day and year first above written.

TRINITY RAIL LEASING 2019 LLC By: Trinity Industries Leasing Company, its manager By: /s/ Sara E. McCoy Name: Sara E. McCoy Title: Vice President – Capital Markets

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee By: /s/ Chris McKim Name: Chris McKim Title: Vice President